UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005 ebank Financial Services, Inc.

(Exact name of registrant as specified in its charter)

GEORGIA	000-24043	58-2349097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2410 Paces Ferry Road, Suite 190
Atlanta Georgia 30339
(Address of Principal Executive
Offices) (Zip Code)

(770) 863-9225
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On May 16, 2005 at the Annual Meeting of Shareholders of ebank Financial Services, Inc. (the “Company”), shareholders approved an amendment to the Company’s 1998 Stock Incentive Plan (the “Plan”) increasing the total number of shares of the Company’s common stock available for issuance pursuant to awards granted under the Plan from 220,000 shares to 650,000 shares. The amendment, which was approved by the Board of Directors on March 28, 2005 subject to shareholder approval at the Annual Meeting, did not make any other changes to the Plan. A copy of the amendment is filed as an exhibit to this Report.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibits are filed as a part of this Report:

Exhibit No.	Description
10.1	Third Amendment to the 1998 Stock Incentive Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ebank Financial Services, Inc.
Date: May 31, 2005	By:	/s/ James L. Box
James L. Box
President and Chief Executive Officer